Exhibit 10.58

CASH PLEDGE AGREEMENT

THIS CASH PLEDGE AGREEMENT (this “Agreement”) is made as of the 10th day of March, 2009, by ALEXANDER’S REGO SHOPPING CENTER, INC., a Delaware corporation (the “Borrower”), to and for the benefit of U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Bank”).

RECITALS:

A.        Pursuant to that certain Loan Agreement (the “Loan Agreement”) of even date herewith by and between Bank and Borrower, Bank has agreed to make a loan to Borrower in the aggregate principal amount of up to $78,245,641.77 (the “Loan”), which is evidenced by, among other things, that certain Amended and Restated Promissory Note of even date herewith given by Borrower to Bank in the stated principal amount of $78,245,641.77, as the same may be amended, supplemented, renewed or replaced from time to time (hereinafter called the “Note”). Capitalized terms used and not defined herein have the meaning ascribed to them in the Loan Agreement.

B.       As an inducement to the Bank to make the Loan, and as a condition precedent thereto, Borrower has agreed to deposit with Bank $78,245,641.77 cash, in readily available funds (the “Deposit”), to serve as cash collateral for the Obligations (as hereinafter defined) and a source for satisfaction of the Obligations.

C.        Bank is also the holder of a first-priority mortgage of the Property (the “Mortgage”) and assignment of leases and rentals of the Property (the “Assignment of Rents”; the Loan Agreement, the Note, the Mortgage, the Assignment of Rents and the other instruments, documents and agreements that evidence and secure the Loan are collectively referred to as the “Loan Documents”). The principal of and all interest on the Loan, all of Borrower’s other obligations under the Loan Documents, including without limitation all fees, costs and expenses of Bank incurred in connection with the Loan are hereinafter collectively referred to as the “Obligations.”

D.        The execution and delivery of this Agreement and the performance by Borrower of its obligations hereunder is a condition precedent to Banks’ making of the Loan.

NOW, THEREFORE, to induce Banks to make the Loan and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Borrower hereby covenants and agrees as follows:

1. Deposit Account.

(a)       Prior to or contemporaneously with the execution of this Agreement, Borrower shall (i) establish with Bank the Deposit Account, subject to the terms of this Agreement and the Loan Agreement, and (ii) deposit the Deposit therein. The Deposit Account and any interest or other income thereon or proceeds thereof (collectively, the “Funds”) shall be kept on deposit at the Bank (Bank being sometimes referred to herein as the “Depository”), at its office located in the

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State of Minnesota or the State of New York in an account that is insured in whole or in part by the FDIC. Bank represents to Borrower that Bank’s head office is in Minnesota. The Deposit Account has the account numbers set forth in Exhibit A, as amended from time to time. The Deposit Account shall be kept under the sole dominion and control of the Depository. The Deposit Account shall at all time be a balance sheet liability of Bank and shall not be a custodial account. Other than a transfer of Funds pursuant to Section 1(c) below or the application of the Funds in connection with a permitted prepayment of the Loan, Borrower shall have no right to withdraw any amounts from the Deposit Account, including any interest paid thereon, unless and until the Obligations shall have been paid in full.

(b)      Borrower agrees to execute and deliver such additional documents as may be necessary from time to time to establish and maintain each Deposit Account. If any Deposit Account or portion thereof is evidenced by a certificate or instrument, Borrower shall deliver and, if necessary, endorse in any manner necessary to transfer, to the Bank any such certificates or instruments constituting, representing or evidencing any such Deposit Account or portion thereof.

(c)      The Funds shall be maintained in the Noninterest-bearing Transaction Account, provided that, at any time after June 10, 2009, Borrower may, from time to time, by written notice to Bank (a “Transfer Notice”), elect to transfer all or any portion of the Funds from the Noninterest-bearing Transaction Account to the Interest-bearing Investment Account, or vice versa, effective as of the first (1st) day of next following month. To be effective, each Transfer Notice must designate the exact dollar amount of Funds to be so transferred and be given no earlier than thirty (30) or later than ten (10) days prior to the proposed effective date of transfer. Following an effective election to transfer Funds, on the first day of the month next following the delivery of a Transfer Notice, the specified amount of the Funds, as the case may be, shall be so transferred by the Depository into an Interest-bearing Investment Account or the Non-interest-bearing Transaction Account, subject to the lien and security interest of Bank hereunder and the other terms of this Agreement and of the Loan Agreement. Borrower and Bank agree to cooperate fully with one another in establishing the Interest-bearing Investment Account and funding of the Funds therein.

2. Treatment of Cash Collateral; Disbursements.

(a)       All interest earnings and other returns on the Funds shall be payable for the account of Borrower and added to the funds on deposit in the Deposit Account. Borrower represents and warrants that it shall be solely responsible for payment of state and federal income taxes in respect of the Funds, and Bank agrees to issue Borrower in the normal course the necessary federal tax reporting statements (e.g., Form 1099) for the interest earned or other returns on the Cash Collateral. Borrower’s federal taxpayer identification number is 22-3652541. Bank shall provide Borrower with statements of account with respect to activity in the Deposit Account in accordance with its customary practices. So long as no Default or Event of Default shall have occurred and be continuing, all interest earnings and other returns on the Deposit Account, if any, shall be disbursed by Bank to Borrower monthly. All such disbursements shall be made by Bank in accordance with and pursuant to its standard operating procedures.

(b)      Bank agrees not to pledge any of its right, title or interest in and to the Deposit Account as collateral or otherwise encumber the Deposit Account.

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3.	Pledge; Remedies.

(a) For good and valuable consideration, Borrower hereby pledges to Bank and grants Bank a security interest in any and all right, title and interest of Borrower in and to (i) the Deposit Account, (ii) the Funds, (iii) any cash or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution for, the Deposit Account or any portion thereof, including interest accruing thereon, (iv) all replacements, substitutions, extensions, renewals and proceeds of any and all of the foregoing, and (v) all rights and privileges of Borrower(s) with respect to any and all of the foregoing (collectively, the “Cash Collateral”), as security for the Obligation. It is the intention of Borrower and Bank that the security interests granted by Borrower to Bank shall be made effective and shall be perfected to the fullest extent possible by Bank.

(b)	Borrower represents, warrants and covenants as follows:

(i)        Borrower is a duly formed corporation organized and existing under the laws of the state of Delaware and has full right, power and authority to pledge, assign and grant a security interest in the Cash Collateral;

(ii)       the execution, delivery and performance of this Agreement, the pledge of the Cash Collateral hereunder and the exercise of the Bank’s rights hereunder and/or under applicable law do not and will not violate or contravene the terms of Borrower’s charter documents or any agreement, instrument, law, rule, regulation, or judgment binding on Borrower or its properties;

(iii)      no registration with, or consent or approval of, or other action by or with, any court or governmental body or authority or any other Person is required in connection with the execution, delivery and performance of this Agreement or the exercise of the Bank’s rights hereunder;

(iv)      this Agreement constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms;

(v)       the security interests granted hereunder to the Bank are and will continue to be (or will be, in the case of Cash Collateral hereafter arising) a valid first lien on, and security interest in the Cash Collateral, superior and prior to the rights of all third Persons, and no filing or other act is required to create and perfect such lien and security interest (excluding the Bank’s own actions with respect to the Collateral);

(vi)      Borrower is not currently insolvent and the transfer and pledge of the Collateral to the Bank does not result in the insolvency of the Borrower;

(vii)     there is no litigation, arbitration, investigation or proceeding of or before any court, arbitrator or administrative or governmental authority is currently pending or, to the knowledge of Borrower, threatened, that could, if adversely determined, result in a Material Adverse Occurrence;

(viii)    Borrower has not incurred any indebtedness, or any contingent liability, and will not incur any indebtedness or contingent liability, that materially adversely

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affects, or will materially adversely affect, Borrower’s ability to perform under this Agreement;

(ix)      Borrower will defend the security interest of Bank in the Cash Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Bank.

(x)       There are no security interests, liens or encumbrances on all or any of the interest of the Borrower in the Cash Collateral, and there are no deposit account control agreements or other notices, statements or agreements creating or evidencing a security interest or lien naming Borrower or Borrower’s interest in any of the Cash Collateral, other than those in favor of Bank.

(xi)      Borrower will not sell or transfer an interest in or grant, permit or suffer to exist any security interest, lien, encumbrance or other interest in any of the Cash Collateral, except as may be granted to Bank.

(xii)     Borrower shall perform, at its sole reasonable cost and expense, any and all actions, and shall pay the amount of all reasonable expenses necessary to obtain, preserve, perfect, defend and enforce the security interest of Bank in any of the Cash Collateral, as provided herein.

(xiii)    Borrower shall not enter into any acknowledgment or agreement that gives any other person or entity except Lender control over, or any other security interest, lien or title in, the Deposit Account.

(xiv)    Borrower shall sign and deliver, and cause to be signed and delivered, at the sole cost of Borrower, any instruments furnished by the Bank, including, without limitation, financing statements and continuation statements, which are necessary or desirable in the reasonable judgment of the Bank to obtain, create, maintain and perfect the security interest hereunder and to enable the Bank to comply with any federal or state law in order to obtain, create or perfect the Bank’s interest in the Cash Collateral or to obtain proceeds of the Cash Collateral.

(xv)      Borrower shall notify the Bank immediately of a material adverse change in any matter warranted or represented by Borrower in this Agreement.

(c) Certain Remedies. In addition to any other rights, powers or remedies the Bank may have under this Agreement, the other Loan Documents, applicable law, or as a secured party under the Uniform Commercial Code, if an Event of Default shall exist, and the Bank shall have accelerated payment of the Loan, the Bank may, in its sole discretion, (i) receive interest and other payments with respect to the Cash Collateral and apply same to the Obligations, (ii) apply the Cash Collateral to the outstanding Loan balance in accordance with the terms of this Agreement and the other Loan Documents, or (iii) continue to hold and maintain the Cash Collateral as additional collateral for the Loan subject to the terms of this Agreement, and, in its sole discretion, transfer any of the Cash Collateral or evidence thereof into its own name or that of its nominee and apply same to the Obligations. If any Event of Default shall exist, and the Bank shall have accelerated payment of the Loan, Bank may, at its option, without demand or notice, setoff or recoup all or any part of the Cash Collateral so received by Bank against all or

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any part of the Obligations (whether matured or unmatured), such order and priority as Bank may elect in its discretion.

Borrower agrees that Bank may exercise its remedies as to the Cash Collateral, regardless of whether: (i) Bank has made demand on Borrower; (ii) Bank has taken any other enforcement or other action of any nature against Borrower or the Property; (iii)  Bank has pursued any rights which Bank has against any other person who may be liable for any of the Obligations; (iv)  Bank holds or has resorted to any security for any of the Obligations; or (v)  Bank has invoked any other remedies or rights Bank has available with respect to any of the Obligations, including, without limitation, foreclosure of the Mortgage. The liability of Borrower is unconditional and Borrower agrees that the Cash Collateral may be applied against the Obligations regardless of whether any of the Loan Documents is for any reason invalid or unenforceable.

(d) No Release or Discharge. No application of all or any part of the Cash Collateral to the Obligations pursuant this Section shall in any way release, satisfy or discharge any remaining unpaid Obligations or any security therefor. No delay or omission of Bank to insist upon strict performance of any obligations of any other party hereto under or in connection with this Agreement or to exercise any right, power or remedy available under or in connection with this Agreement (after the occurrence of any Event of Default or otherwise) shall waive, exhaust or impair any such obligation or any such right, power or remedy, nor shall any such delay or omission be deemed to be a waiver of, or acquiescence in or to, any Event of Default. Notwithstanding any such delay or omission, Bank thereafter shall have the right, from time to time and as often as Bank deems advisable, to insist upon strict performance of any and all obligations of the parties hereto and to exercise any and all rights, powers and remedies available under or in connection with this Agreement.

(e) Bankruptcy. In the event that Borrower shall file a petition with any bankruptcy court or be the subject of any petition filed under the Bankruptcy Code, Borrower hereby acknowledges and agrees that all such Cash Collateral shall constitute Bank’s cash collateral within the meaning of § 363 of the Bankruptcy Code. The Borrower further acknowledges that in such event, Bank does not consent to Borrower’s use of such cash collateral, and that Borrower shall have no right to use or apply any such cash collateral other than for application to the Obligations.

4.    Power of Attorney. In addition to the provisions contained elsewhere in this Agreement, to the full extent permitted by law, Borrower hereby irrevocably designates, makes, constitutes and appoints Bank (and all persons designated by Bank) as Borrower’s true and lawful attorney (and agent-in-fact) and Bank, or Bank’s agent, may, without notice to Borrower from and after an Event of Default and during the continuance thereof, and at such time or times thereafter as Bank or said agent, in its sole discretion, may determine, in Borrower’s or Bank’s name take such action with respect to the Cash Collateral as Bank determines may be necessary to satisfy payment of the Obligations. This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the Obligations are outstanding.

5 .Certain Waivers.

(a)  Borrower waives any and all notice (other than as specifically set forth herein) with respect to: (i) acceptance by Bank of this Agreement or any of the Loan Documents; and (ii) the

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provisions of any of the Loan Documents or any other instrument or agreement relating to the Obligations; and (iii) any default in connection with the Obligations.

(b)   Borrower waives any presentment, demand, notice of dishonor or nonpayment, protest, notice of protest and notice of nonpayment in connection with the Obligations other than any notice specifically set forth herein or in the Loan Documents.

(c)   Borrower waives all requirements of law relating to the marshalling of assets, if any, which would be applicable in connection with the enforcement by Bank of its remedies.

(d)   Borrower waives any right to require that any action be brought against any other person or to require that resort be had to any other security.

6.     Bank’s Rights. Borrower agrees that Bank may from time to time and as many times as Bank, in its sole discretion, deems appropriate, do any of the following without notice to Borrower and without adversely affecting the validity or enforceability of this Agreement or any other agreement, document or instrument given by Borrower to Bank in connection with this Agreement or the Obligations, including, without limitation, any mortgage or other security instrument given by Borrower to secure its Obligations under this Agreement: (i) release, surrender, exchange, compromise or settle the Obligations, or any part thereof; (ii) change, renew or waive the terms of the Obligations, or any part thereof; (iii) waive the terms of any of the Loan Documents or any other note, instrument or agreement relating to the Obligations, such rights in Bank to include without limitation the right (with the Borrower’s approval) to increase the amount of the Loan or to change the rate of interest charged to Borrower (in which event the Obligations shall be deemed also to include all interest at such changed rate); (iv) grant any extension or indulgence with respect to the payment or performance of the Obligations or any part thereof; (v) enter into any agreement of forbearance with respect to the Obligations, or any part thereof; (vi) release, surrender, exchange or compromise any security held by Bank for any of the Obligations; (vii) release any person who is a guarantor or surety or who has agreed to purchase the Obligations or any part thereof; (viii) release, surrender, exchange or compromise any security or lien held by Bank for the liabilities of any person who is guarantor or surety for the Obligations or any part thereof; and (ix) settle, release, adjust or compromise any claim of Bank against Borrower or any other person secondarily or otherwise liable, including but not limited to any other guarantors or sureties of the Obligations. Borrower agrees that Bank may do any of the above as it deems necessary or advisable, in its sole discretion, without giving any notice to Borrower and that Borrower will remain liable for full performance of the Obligations, to the extent of the Cash Collateral. Borrower further waives any defense based on a claim or defense of Borrower.

7.     Borrower’s Remedy Upon Bank Failure. The provisions of Section 8.2 of the Loan Agreement are hereby incorporated herein, mutatis mutandis.

8.     Rescission. If at any time all or any part of any payment theretofore applied by Bank to any of the liabilities is or must be rescinded or returned by Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such liability shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Bank, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by Bank had not been made.

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9.   Indemnity. Borrower agrees to defend, indemnify and hold Bank and its directors, officers, employees, attorneys, successors and assigns (collectively “Indemnified Parties”) harmless from and against any and all claims, losses, liabilities, costs, damages and expenses, including, without limitation, reasonable legal fees (collectively, “Claims”), arising out of or in any way related to this Agreement, excepting only liability arising out of the gross negligence or willful misconduct of an Indemnified Party. IN NO EVENT WILL BANK BE LIABLE FOR ANY INDIRECT DAMAGES, LOST PROFITS, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES WHICH ARISE OUT OF OR IN CONNECTION WITH THE SERVICES CONTEMPLATED BY THIS AGREEMENT EVEN IF BANK HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES.

10. Legal Process and Insolvency. In the event Bank receives any form of legal process concerning the Deposit Account, including, without limitation, court orders, levies, garnishments, attachments, and writs of execution, or in the event Bank learns of any insolvency proceeding concerning Borrower, including, without limitation, bankruptcy, receivership, and assignment for the benefit of creditors, Bank will respond to such legal process or knowledge of insolvency in the normal course or as required by law.

11. Control. The parties agree that this Agreement shall constitute an authenticated record for purposes of § 9-104 of the Uniform Commercial Code and that the Bank shall have “control” of the Cash Collateral for all purposes and as described in § 9-104 of the Uniform Commercial Code.

12. Sealed Instrument. Borrower recognizes that this Agreement when executed constitutes a sealed instrument and as a result the instrument will be enforceable as such without regard to any statute of limitations which might otherwise be applicable and without regard to consideration.

13. Notices. Borrower agrees that all notices, statements, requests, demands and other communications made pursuant to or under this Agreement shall be made in the manner set forth in the Loan Agreement and if sent to Borrower, to each of their respective addresses listed under their signatures, below, and if sent to Bank, to the address set forth in the Loan Agreement.

14. Entire Agreement; Modification. This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes and replaces all prior discussions, representations, communications and agreements (oral or written). This Agreement shall not be modified, supplemented, or terminated, nor any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.

15. Binding Effect; Joint and Several Obligations. This Agreement is binding upon and inures to the benefit of Borrower, Bank and their respective heirs, executors, legal representatives, successors, and assigns, whether by voluntary action of the parties or by operation of law. Borrower may not delegate or transfer his/its obligations under this Agreement. If there is more than one Borrower, each Borrower shall be jointly and severally liable hereunder.

16. Unenforceable Provisions. Any provision of this Agreement which is determined by a court of competent jurisdiction or government body to be invalid, unenforceable or illegal shall

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be ineffective only to the extent of such determination and shall not affect the validity, enforceability or legality of any other provision, nor shall such determination apply in any circumstance or to any party not controlled by such determination.

17. Due Authorization and Execution. This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by the Borrower will not violate any provisions of law, any order of any court or governmental agency, the charter documents and by-laws or partnership agreement or operating agreement of the Borrower.

18. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Agreement (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Guaranty even though all signatures do not appear on the same document.

19. Remedies Not Exclusive. Borrower agrees that the enumeration of Bank’s rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by Bank of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Loan Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.

20. No Waiver. Borrower agrees that no failure on the part of Bank to exercise any of its rights under this Agreement shall be a waiver of such rights or a waiver of any default by Borrower. Borrower further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of Bank in any other respect.

21. Costs. Borrower agrees to pay all costs and expenses, including reasonable attorneys’ fees, incurred by Bank in enforcing this Agreement against Borrower.

22. No Election of Remedies. Borrower acknowledges that Bank may, in its sole discretion, elect to enforce this Agreement for the total Obligations or any part thereof against Borrower without any duty or responsibility to pursue any other person or entity and that such an election by Bank shall not be a defense to any action Bank may elect to take against Borrower, provided Bank has provided applicable notice of default if required by the Loan Documents.

23. Governing Law. The construction, validity and performance of this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such state (without regard to principles of conflict of laws) and any applicable law of the United States of America. To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement.

24. Jurisdiction. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT IN WHICH THE PROPERTY LIES OR THE STATE COURT SITTING IN QUEEN’S COUNTY,

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NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON HIM AND AGREES THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. BORROWER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST HIM AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. BORROWER ACKNOWLEDGES AND AGREES THAT THE VENUE PROVIDED ABOVE IS THE MOST CONVENIENT FORUM FOR BANK, BORROWER AND BORROWER. NOTHING CONTAINED HEREIN SHALL PREVENT BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST ANY PARTY INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF ANY PARTY WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION.

25. Jury Trial Waiver. BORROWER AND BANK WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY EACH PARTY AND EACH PARTY ACKNOWLEDGES THAT NEITHER THE OTHER NOR ANY PERSON ACTING ON BEHALF OF THE OTHER HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWER AND BANK EACH FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

26. Return of Cash Collateral. Upon full, final and indefeasible payment of all Obligations in cash, all Cash Collateral then remaining, if any, shall be returned to Borrower.

[Remainder of page is blank; signatures appear on next page]

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IN WITNESS WHEREOF, Borrower, intending to be legally bound, has executed this Agreement as of the date first set forth above.

WITNESS:	BORROWER:

ALEXANDER’S REGO SHOPPING CENTER, INC., a Delaware corporation
By: __________________________________ Name: Title:	By: __________________________________ Name: Title:

Address:

c/o Vornado Realty Trust

210 Route 4 East

Paramus, New Jersey 07652

Attn: Chief Financial Officer

With a copy to,

c/o Vornado Realty Trust

888 Seventh Avenue

New York, NY 10019

Attn: Exec. VP, Capital Markets

With a copy to the same address,

Attn: Exec. VP, Retail

With a copy to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166-4193

Attn: Patricia M. Dineen, Esq.

[Signature page to Cash Pledge Agreement]

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STATE OF NEW YORK	:
:	SS
COUNTY OF	:

On the ____ day of March, in the year 2009, before me, the undersigned, personally appeared ____________________________, the ____________________ of Alexander’s Rego Shopping Center, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

__________________________________

Notary Public

My Commission Expires:

[Acknowledgement page to Cash Pledge Agreement]

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Exhibit A

Account Numbers

Account Type	Account Name	Account Number
Non-Interest Bearing Transaction Account	Alexander’s Rego Shopping Center Inc.	1-047-9040-8389

Borrower agrees that, in the event the Account Number shall change or Bank shall need to establish an additional account, Bank shall be entitled to amend this Exhibit A upon written notice to Borrower, and any such amended Exhibit A shall be deemed to be a part of this Agreement.

2

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